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                                STI CLASSIC FUNDS

                   SUPPLEMENT DATED NOVEMBER 21, 2006, TO THE
            STI CLASSIC HIGH QUALITY BOND FUND PROSPECTUS (I SHARES)
                              DATED AUGUST 1, 2006

On November 14, 2006, the Board of Trustees (the "Board") of STI Classic Funds (the "Trust"), including a majority of the Independent Trustees, approved the reorganization of the STI Classic High Quality Bond Fund (the "Fund") into the STI Classic Intermediate Bond Fund (the "Intermediate Bond Fund"), a separate series of the Trust.

After careful consideration, the Board concluded that the reorganization was in the best interests of the Fund's shareholders. Among the factors the Board considered were:

     - the Fund's investment objective, policies and strategies are similar to those of the Intermediate Bond Fund;

     - the contractual advisory fees and total operating expenses of the Intermediate Bond Fund are lower than those of the Fund;

     -    the reorganization is expected to be a tax-free event to shareholders;

     - potential economies of scale are expected to result from the reorganization; and

     - both the Intermediate Bond Fund and the Fund have a common co-portfolio manager who uses a similar investment approach in managing each Fund.

The reorganization is expected to be effective at the close of business on or about January 31, 2007. At that time, each shareholder of the Fund will become an Intermediate Bond Fund shareholder, receiving I Shares equal in value to the I Shares of the Fund that they held immediately prior to the reorganization.

Shareholders who wish to redeem shares of the Fund in a taxable transaction prior to the reorganization may do so in accordance with the procedures described in the prospectus.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SP-IBMMIRS-1106